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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 22, 1999


                      Sears Credit Account Master Trust II
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



   Illinois                      0-24776                       Not Applicable
   --------                      -------                       --------------
  (State of                    (Commission                     (IRS Employer
 Organization)                File Number)                   Identification No.)


c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                                                  19807
---------------------------------------------                        --------
(Address of principal executive offices)                            (Zip Code)


Registrant's Telephone Number, including area code:  (302) 434-3176
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable


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                      The Exhibit Index appears on Page 4

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Item 5.      Other Events

             Series 1999-2. On September 22, 1999, the registrant made available to investors a prospectus supplement, dated September 16, 1999, and prospectus, dated September 16, 1999, with respect to the issuance of $500,000,000 aggregate principal amount of 6.35% Class A Master Trust Certificates, Series 1999-2, pursuant to the Pooling and Servicing Agreement, dated as of July 31, 1994, as amended, among SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and Bank One, National Association (formerly The First National Bank of Chicago) as Trustee (the "Trustee"), and the Series Supplement, to be dated as of September 27, 1999, for Series 1999-2 among SRFG as Seller, Sears as Servicer and the Trustee. A copy of the prospectus supplement and prospectus is attached as Exhibit 99.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.  Description

Exhibit 99 Prospectus Supplement dated September 16, 1999, and Prospectus dated September 16, 1999, with respect to the 6.35% Class A Master Trust Certificates, Series 1999-2.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Sears Credit Account  Master Trust II
                                      (Registrant)


                                   By:    SRFG, Inc.
                                          (Originator of the Trust)




Date: September 22, 1999                By:   /s/ George F. Slook
                                           -------------------------------------
                                           George F. Slook
                                           President and Chief Executive Officer



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                                INDEX TO EXHIBITS

Exhibit No.       Description

Exhibit 99 Prospectus Supplement dated September 16, 1999, and Prospectus dated September 16, 1999, with respect to the 6.35% Class A Master Trust Certificates, Series 1999-2.



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